Exhibit 99.1

Mortgage Rates(1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.001 – 5.500	2	$1,078,372	0.48%	539,186	360	794	77.68
5.501 – 6.000	59	33,800,766	14.96	572,894	357	761	67.90
6.001 – 6.500	248	130,966,371	57.98	528,090	358	742	72.21
6.501 – 7.000	101	53,481,875	23.68	529,524	358	732	77.77
7.001 – 7.500	9	4,230,011	1.87	470,001	357	732	83.38
7.501 – 8.000	4	994,551	0.44	248,638	358	697	80.00
8.001 – 8.500	1	568,000	0.25	568,000	359	759	80.00
8.501 – 9.000	1	573,661	0.25	573,661	359	744	70.00
9.001 – 9.500	1	188,905	0.08	188,905	359	697	100.00
Total	426	$225,882,512	100.00%
_________
(1)
The lender acquired mortgage insurance Mortgage Loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans (net of such premiums) was approximately 6.392% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans was approximately 6.397% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50,000.01 – 100,000.00	1	$89,445	0.04%	89,445	6.750	358	798	80.00
100,000.01 – 150,000.00	16	2,019,347	0.89	126,209	6.504	357	720	80.00
150,000.01 – 200,000.00	15	2,757,842	1.22	183,856	6.796	357	723	79.57
200,000.01 – 250,000.00	18	3,955,185	1.75	219,733	6.609	357	731	79.42
250,000.01 – 300,000.00	10	2,834,914	1.26	283,491	6.680	356	733	77.06
300,000.01 – 350,000.00	4	1,335,002	0.59	333,750	6.309	355	726	81.07
350,000.01 – 400,000.00	3	1,113,198	0.49	371,066	6.383	346	698	78.46
400,000.01 – 450,000.00	43	18,574,964	8.22	431,976	6.381	358	741	74.12
450,000.01 – 500,000.00	76	36,190,482	16.02	476,191	6.360	358	740	73.04
500,000.01 – 550,000.00	62	32,705,368	14.48	527,506	6.364	358	737	73.21
550,000.01 – 600,000.00	66	38,149,979	16.89	578,030	6.450	358	746	74.84
600,000.01 – 650,000.00	42	26,489,522	11.73	630,703	6.312	358	747	73.00
650,000.01 – 700,000.00	15	10,294,808	4.56	686,321	6.382	358	745	73.45
700,000.01 – 750,000.00	16	11,690,489	5.18	730,656	6.340	358	745	69.65
750,000.01 – 1,000,000.00	33	28,829,947	12.76	873,635	6.409	358	745	71.98
1,000,000.01 – 1,500,000.00	5	6,652,019	2.94	1,330,404	6.397	358	753	64.98
Greater than 2,000,000.00	1	2,200,000	0.97	2,200,000	6.625	360	779	61.11
Total	426	$225,882,512	100.00%

_____________
(1) As of the Cut-off Date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $530,241.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
601 – 620	1	$550,697	0.24%	550,697	6.625	351	613	80.00
641 – 660	1	543,200	0.24	543,200	6.875	355	660	80.00
661 – 680	34	16,805,026	7.44	494,265	6.439	358	671	74.45
681 – 700	55	25,270,520	11.19	459,464	6.563	358	692	76.86
701 – 720	60	29,598,563	13.10	493,309	6.469	357	711	74.89
721 – 740	53	27,538,575	12.19	519,596	6.422	358	729	71.93
741 – 760	61	33,684,113	14.91	552,199	6.455	358	751	72.53
761 – 780	83	51,067,242	22.61	615,268	6.312	358	771	70.95
781 – 800	61	31,938,801	14.14	523,587	6.272	359	790	73.29
801 – 820	17	8,885,774	3.93	522,693	6.199	358	807	72.79
Total	426	$225,882,512	100.00%

(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 742.

Original Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 – 50.00	24	$13,668,498	6.05%	569,521	6.226	358	750	42.52
50.01 – 55.00	14	7,959,864	3.52	568,562	6.158	358	738	52.89
55.01 – 60.00	14	8,997,550	3.98	642,682	6.176	358	756	57.56
60.01 – 65.00	26	18,929,098	8.38	728,042	6.303	358	759	63.31
65.01 – 70.00	32	17,534,193	7.76	547,944	6.320	358	738	68.08
70.01 – 75.00	32	21,316,057	9.44	666,127	6.374	358	750	74.18
75.01 – 80.00	266	129,329,343	57.26	486,201	6.452	358	739	79.53
80.01 – 85.00	3	1,032,458	0.46	344,153	6.167	358	743	84.05
85.01 – 90.00	7	3,412,898	1.51	487,557	6.541	357	705	89.89
90.01 – 95.00	4	1,988,987	0.88	497,247	6.842	356	735	94.81
95.01 – 100.00	4	1,713,566	0.76	428,391	7.310	356	740	100.00
Total	426	$225,882,512	100.00%
________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 73.19%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01 – 50.00	22	$12,640,498	5.60%	574,568	6.213	358	748	42.26
50.01 – 55.00	12	6,611,089	2.93	550,924	6.178	358	733	52.00
55.01 – 60.00	11	7,484,512	3.31	680,410	6.153	358	762	57.67
60.01 – 65.00	22	13,911,774	6.16	632,353	6.256	358	758	62.84
65.01 – 70.00	28	14,975,674	6.63	534,846	6.211	358	741	67.17
70.01 – 75.00	23	16,403,003	7.26	713,174	6.276	358	759	71.93
75.01 – 80.00	103	58,895,325	26.07	571,799	6.287	357	750	77.79
80.01 – 85.00	16	7,850,308	3.48	490,644	6.326	358	729	76.22
85.01 – 90.00	56	31,097,669	13.77	555,316	6.565	358	729	79.23
90.01 – 95.00	42	19,966,211	8.84	475,386	6.578	357	727	80.90
95.01 – 100.00	91	36,046,450	15.96	396,115	6.687	358	737	80.54
Total	426	$225,882,512	100.00%
________
(1)	As of the Cut-off Date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 79.74%.
(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Alabama	9	$4,744,949	2.10%	527,217	6.197	358	734	70.05
Arizona	12	6,432,879	2.85	536,073	6.269	357	757	69.49
Arkansas	1	698,668	0.31	698,668	6.250	358	726	65.12
California	181	101,872,778	45.10	562,833	6.381	358	743	73.78
Colorado	32	11,126,307	4.93	347,697	6.501	358	729	75.28
Connecticut	3	1,378,860	0.61	459,620	6.248	357	761	69.32
District of Columbia	2	1,049,099	0.46	524,550	6.621	357	688	78.10
Florida	35	17,542,548	7.77	501,216	6.473	357	735	69.26
Georgia	9	4,324,269	1.91	480,474	6.446	357	763	73.25
Idaho	2	1,115,636	0.49	557,818	6.437	359	761	68.95
Illinois	8	4,849,849	2.15	606,231	6.428	358	739	71.16
Kansas	1	793,352	0.35	793,352	5.875	352	763	80.00
Maine	1	590,000	0.26	590,000	6.375	359	722	78.46
Maryland	19	10,427,880	4.62	548,836	6.553	358	727	74.14
Massachusetts	8	3,757,425	1.66	469,678	6.442	356	757	69.65
Michigan	1	998,093	0.44	998,093	6.375	358	664	75.47
Minnesota	13	6,756,421	2.99	519,725	6.160	359	770	76.47
Missouri	3	1,159,440	0.51	386,480	6.302	358	703	82.72
Montana	2	980,000	0.43	490,000	6.241	357	730	56.70
Nevada	7	3,118,908	1.38	445,558	6.723	357	734	80.05
New Hampshire	1	130,885	0.06	130,885	5.875	358	719	80.00
New Jersey	6	3,077,668	1.36	512,945	6.972	357	725	86.20
New York	9	4,597,271	2.04	510,808	6.632	358	726	77.17
North Carolina	6	3,238,341	1.43	539,724	6.374	357	746	72.74
Ohio	1	489,535	0.22	489,535	6.250	359	800	67.12
Oregon	4	2,420,433	1.07	605,108	6.293	358	747	77.13
Pennsylvania	3	1,801,548	0.80	600,516	6.355	357	765	68.25
South Carolina	2	998,597	0.44	499,298	6.312	359	760	50.01
Tennessee	4	1,502,742	0.67	375,685	6.869	357	703	82.22
Texas	8	3,961,006	1.75	495,126	6.198	353	740	68.72
Utah	4	2,594,305	1.15	648,576	6.554	359	729	75.20
Virginia	13	6,967,352	3.08	535,950	6.286	356	745	77.04
Washington	15	9,921,333	4.39	661,422	6.223	358	769	68.06
Wisconsin	1	464,136	0.21	464,136	6.375	358	765	49.47
	426	$225,882,512	100.00%
_________
(1)	As of the Cut-off Date, no more than approximately 2.618% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	253	$127,529,876	56.46%	504,071	6.422	358	750	76.29
Refinance (Cash-Out)	83	49,746,839	22.02	599,360	6.312	357	734	66.84
Refinance (Rate/Term)	90	48,605,797	21.52	540,064	6.416	358	730	71.54
Total	426	$225,882,512	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loan	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	263	$140,873,496	62.37%	535,641	6.402	358	742	72.73
Planned Unit Development	132	71,118,756	31.48	538,778	6.370	358	741	73.34
Condominium	27	11,594,789	5.13	429,437	6.398	358	754	75.67
2 - 4 Family Residence	4	2,295,472	1.02	573,868	6.890	356	732	84.12
Total	426	$225,882,512	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Owner Occupied	404	$212,224,674	93.95%	525,309	6.396	358	743	73.66
Secondary/Vacation Home	22	13,657,838	6.05	620,811	6.409	358	734	65.89
Total	426	$225,882,512	100.00%
_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	40	$21,699,735	9.61%	542,493	6.375	755	73.13
359	148	80,343,911	35.57	542,864	6.452	745	74.60
358	122	69,304,175	30.68	568,067	6.315	742	70.93
357	47	21,123,094	9.35	449,428	6.323	733	71.77
356	30	15,008,894	6.64	500,296	6.473	745	72.62
355	9	5,103,088	2.26	567,010	6.550	719	75.61
354	7	3,748,833	1.66	535,548	6.524	726	75.65
353	4	2,149,667	0.95	537,417	6.500	720	76.92
352	3	1,645,212	0.73	548,404	6.117	743	79.81
351	4	2,101,759	0.93	525,440	6.881	699	82.56
350	7	1,980,969	0.88	282,996	6.668	730	79.73
349	3	478,177	0.21	159,392	6.716	713	80.00
335	1	840,634	0.37	840,634	5.875	772	80.00
318	1	354,362	0.16	354,362	5.875	713	75.15
Total	426	$225,882,512	100.00%
_________
(1)           As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	208	$113,333,700	50.17%	544,874	6.233	358	749	70.08
120	218	112,548,812	49.83	516,279	6.561	358	736	76.32
Total	426	$225,882,512	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	393	$210,014,082	92.97%	534,387	6.390	358	742	73.18
12	3	1,402,315	0.62	467,438	6.313	356	747	74.02
24	2	1,116,388	0.49	558,194	7.337	358	754	76.31
30	1	254,800	0.11	254,800	7.875	356	709	79.99
36	25	12,723,434	5.63	508,937	6.402	357	741	72.86
60	2	371,493	0.16	185,747	6.682	354	741	74.54
Total	426	$225,882,512	100.00%